2Q 2023 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Shale Sales Volumes (Bcf)		114.0	114.8	119.0	125.1	122.1
CBM Sales Volumes (Bcf)		10.1	10.4	10.5	10.7	11.0
Other Sales Volumes (Bcf)		0.1	0.1	0.1	0.2	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)		9.7	10.1	10.5	10.2	8.8
Oil and Condensate Sales Volumes (Bcfe)		0.3	0.5	0.5	0.2	0.3

TOTAL (Bcfe)		134.2	135.9	140.6	146.4	142.3

Average Daily Production (MMcfe)		1,474.2	1,509.6	1,528.4	1,590.9	1,564.1

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q2 2023 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	7	7	13	14,140	-
	Utica	2	2	-	-	-

SWPA Greater	Marcellus	1	-	-	-	1
	Utica	-	-	-	-	-

CPA South	Marcellus	-	-	-	-	-
	Utica	-	-	-	-	1

Total		10	9	13		2

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q3 2023	2023	2024	2025	2026	2027
NYMEX Hedges
Volumes (Bcf)	105.6	387.1	289.5	232.0	244.0	105.6
Average Prices ($/Mcf)	$3.02	$3.04	$3.07	$3.25	$3.28	$4.22

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	8.7	34.7	121.6	129.6	89.3	111.6
Average Prices ($/Mcf)	$2.14	$2.17	$2.43	$2.30	$2.60	$3.30
Total Volumes Hedged (Bcf)(2)	114.3	421.8	411.1	361.6	333.3	217.2

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	112.8	421.8	407.7	361.6	306.2	197.3
Average Prices ($/Mcf)	$2.43	$2.49	$2.46	$2.39	$2.46	$3.24

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	1.5	-	3.4	-	27.1	19.9
Average Prices ($/Mcf)	$3.02	-	$3.07	-	$3.28	$4.22
Total Volumes Hedged (Bcf)(2)	114.3	421.8	411.1	361.6	333.3	217.2

Estimated Conversion Factor(4)	1.081	1.083	1.075	1.071	1.066	1.063

(1) Hedge positions as of 7/6/2023.
(2) Excludes basis hedges in excess of NYMEX hedges of 10.8 Bcf and 12.8 Bcf for 2023 and 2025, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q3 2023				CY2023				CY2024

	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted
($/MMBtu)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market	Gain/(Loss)(2) ($ in 000s)
NYMEX	114,080	$2.79	$2.60	$21,437	419,300	$2.81	$2.81	$20,572	311,330	$2.85	$3.50	($197,161)

Index	9,200	$1.98	$1.20	$7,174	36,500	$1.98	$1.81	$6,212	118,250	$2.27	$2.74	($55,211)

Basis:
Eastern Gas-South (DOM)	14,950	($0.66)	($1.37)	$10,664	59,313	($0.66)	($0.99)	$19,833	73,200	($0.58)	($0.88)	$21,711
TCO Pool (TCO)	28,750	($0.65)	($1.05)	$11,448	100,850	($0.64)	($0.76)	$12,935	32,335	($0.57)	($0.68)	$3,508
Michcon (NMC)	11,040	($0.25)	($0.38)	$1,346	43,190	($0.25)	($0.25)	($151)	16,780	($0.21)	($0.32)	$1,776
TETCO M3 (TMT)	1,840	($0.98)	($1.21)	$437	6,530	($0.04)	$0.34	($3,843)	-	-	$0.14	-
TETCO M2 (BM2)	40,020	($0.56)	($1.45)	$35,465	158,775	($0.56)	($1.01)	$71,622	150,060	($0.61)	($0.87)	$38,023
Transco Zone 5 South (DKR)	3,220	($0.08)	$0.18	($834)	12,165	$0.62	$1.67	($12,609)	2,275	$1.23	$0.83	($3,731)
Total Financial Basis Hedges	99,820			$58,526	380,823			$87,787	274,650			$61,287

Total Projected Realized Gain (Loss)				$87,137				$114,571				($191,085)

Note: Forward market prices, hedged volumes, and hedge prices are as of 7/6/2023. Anticipated hedging activity is not included in projections.
(1) January 2023 through July 2023 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Realized Gain (Loss)	$79	($61)	($360)	($651)	($531)
Unrealized Gain (Loss)	$463	$823	$1,138	($411)	($122)
Gain (Loss) on Commodity Derivative Instruments	$542	$762	$778	($1,062)	($653)

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income (Loss):	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Natural Gas, NGL and Oil Revenue	$257,061	$455,639	$776,740	$1,127,341	$1,003,406
Gain (Loss) on Commodity Derivative Instruments	542,472	762,167	777,615	(1,062,353)	(652,643)
Purchased Gas Revenue	9,355	36,812	61,421	31,738	46,552
Other Revenue and Operating Income	30,812	21,359	21,054	20,335	23,103
Total Revenue and Other Operating Income	839,700	1,275,977	1,636,830	117,061	420,418
Costs and Expenses:
Operating Expense
Lease Operating Expense	13,092	16,474	17,739	19,239	14,282
Transportation, Gathering and Compression	87,872	98,096	96,385	96,632	88,357
Production, Ad Valorem, and Other Fees	5,419	9,641	11,599	13,481	9,958
Depreciation, Depletion and Amortization	103,682	105,222	112,245	114,167	116,180
Exploration and Production Related Other Costs	1,727	5,104	1,212	685	4,712
Purchased Gas Costs	8,794	34,347	62,217	32,309	46,041
Selling, General, and Administrative Costs	30,017	36,576	31,961	27,722	30,454
Other Operating Expense	21,031	15,139	9,818	21,238	20,539
Total Operating Expense	271,634	320,599	343,176	325,473	330,523
Other Expense
Other Expense	2,510	1,168	3,494	1,922	5,179
(Gain) Loss on Assets Sales and Abandonments, net	(105,986)	(9,482)	(1,426)	12,077	(6,240)
Loss on Debt Extinguishment	—	—	19	9,953	12,981
Interest Expense	34,820	35,736	35,218	34,351	31,051
Total Other (Income) Expense	(68,656)	27,422	37,305	58,303	42,971
Total Costs and Expenses	202,978	348,021	380,481	383,776	373,494
Earnings (Loss) Before Income Tax	636,722	927,956	1,256,349	(266,715)	46,924
Income Tax Expense	161,767	217,561	81,770	160,357	13,567
Net Income (Loss)	$474,955	$710,395	$1,174,579	$(427,072)	$33,357

Earnings (Loss) per Share
Basic	$2.89	$4.22	$6.64	$(2.28)	$0.17
Diluted	$2.47	$3.61	$5.68	$(2.28)	$0.15

Weighted-Average Shares Outstanding	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Weighted-Average Shares of Common Stock Outstanding	164,139,583	168,452,107	176,916,881	187,511,940	194,021,639
Effect of Diluted Shares*	28,852,003	28,692,767	30,127,743	—	30,387,055
Weighted-Average Diluted Shares of Common Stock Outstanding	192,991,586	197,144,874	207,044,624	187,511,940	224,408,694

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Jun-23	31-Mar-23	31-Dec-22	30-Sep-22	30-Jun-22
ASSETS
Current Assets:
Cash and Cash Equivalents	$22,765	$2,799	$21,321	$1,594	$238
Accounts and Notes Receivable
Trade, net	97,702	136,208	348,458	479,088	447,464
Other Receivables, net	11,370	8,015	6,184	5,436	6,010
Supplies Inventories	26,470	29,339	27,156	19,650	14,490
Derivative Instruments	227,012	159,794	154,474	200,598	137,492
Prepaid Expenses	14,504	15,443	16,211	17,373	12,503
Total Current Assets	399,823	351,598	573,804	723,739	618,197
Property, Plant and Equipment:
Property, Plant and Equipment:	12,247,858	12,099,212	11,907,698	11,738,308	11,606,088
Less-Accumulated Depreciation, Depletion and Amortization	5,008,026	4,913,268	4,811,189	4,704,665	4,593,364
Total Property, Plant and Equipment—Net	7,239,832	7,185,944	7,096,509	7,033,643	7,012,724
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	164,503	170,376	174,849	187,376	176,613
Derivative Instruments	305,887	208,933	244,931	258,539	420,291
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	73,714	75,352	76,990	78,628	80,266
Deferred Income Taxes	—	—	—	—	14,107
Other Non-Current Assets	24,782	24,628	25,376	27,887	50,378
Total Other Non-Current Assets	892,200	802,603	845,460	875,744	1,064,969
TOTAL ASSETS	$8,531,855	$8,340,145	$8,515,773	$8,633,126	$8,695,890
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$164,177	$195,867	$191,343	$169,406	$154,449
Derivative Instruments	240,874	242,900	782,653	1,407,892	1,210,715
Current Portion of Finance Lease Obligations	1,379	1,423	881	686	637
Current Portion of Long-Term Debt	—	—	—	323,122	322,622
Current Portion of Operating Lease Obligations	53,166	50,844	47,436	48,710	40,951
Other Accrued Liabilities	232,417	213,874	290,491	308,212	302,599
Total Current Liabilities	692,013	704,908	1,312,804	2,258,028	2,031,973
Non-Current Liabilities:
Long-Term Debt	2,154,093	2,203,108	2,205,735	1,920,440	1,907,074
Finance Lease Obligations	3,732	4,023	1,970	1,375	1,342
Operating Lease Obligations	114,998	122,726	132,105	143,291	139,428
Derivative Instruments	812,744	1,124,884	1,517,021	2,012,326	1,899,736
Deferred Income Taxes	609,133	449,656	232,280	146,621	—
Asset Retirement Obligations	87,987	89,619	89,079	87,243	88,463
Other Non-Current Liabilities	73,968	73,925	74,318	86,814	90,850
Total Non-Current Liabilities	3,856,655	4,067,941	4,252,508	4,398,110	4,126,893
TOTAL LIABILITIES	4,548,668	4,772,849	5,565,312	6,656,138	6,158,866
Stockholders' Equity
Common Stock	1,625	1,663	1,712	1,835	1,918
Capital in Excess of Par Value	2,440,895	2,468,079	2,506,269	2,602,697	2,665,440
Preferred Stock	—	—	—	—	—
Retained Earnings (Accumulated Deficit)	1,547,036	1,103,995	448,993	(613,426)	(116,081)
Accumulated Other Comprehensive Loss	(6,369)	(6,441)	(6,513)	(14,118)	(14,253)
TOTAL STOCKHOLDERS' EQUITY	3,983,187	3,567,296	2,950,461	1,976,988	2,537,024
TOTAL LIABILITIES AND EQUITY	$8,531,855	$8,340,145	$8,515,773	$8,633,126	$8,695,890

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Net Income (Loss)	$474,955	$710,395	$1,174,579	($427,072)	$33,357
Depreciation, Depletion and Amortization	103,682	105,222	112,245	114,167	116,180
Amortization of Deferred Financing Costs	2,317	2,297	2,293	2,048	2,073
Stock-Based Compensation	4,542	8,638	1,493	3,829	3,722
(Gain) Loss on Asset Sales and Abandonments, net	(105,986)	(9,482)	(1,426)	12,077	(6,240)
Loss on Debt Extinguishment	—	—	19	9,953	12,981
(Gain) Loss on Commodity Derivative Instruments	(542,472)	(762,167)	(777,615)	1,062,353	652,643
Loss (Gain) on Other Derivative Instruments	176	961	(300)	(2,694)	(2,131)
Net Cash Received (Paid) in Settlement of Commodity Derivative Instruments	63,957	(140,005)	(282,897)	(651,247)	(530,129)
Deferred Income Taxes	159,450	217,349	83,076	160,680	14,370
Other	(1,334)	(114)	1,619	1,646	623
Changes in Operating Assets:
Accounts and Notes Receivable	35,400	210,383	129,759	(31,478)	(185,196)
Supplies Inventories	2,868	(2,183)	(7,505)	(5,160)	(8,021)
Prepaid Expenses	939	768	1,181	(4,840)	1,041
Changes in Other Assets	498	(153)	(143)	19,800	1,520
Changes in Operating Liabilities:
Accounts Payable	(16,981)	(19,242)	25,947	(684)	30,541
Accrued Interest	16,274	2,216	16,550	(14,373)	12,128
Other Operating Liabilities	342	(75,792)	(36,289)	19,202	42,906
Changes in Other Liabilities	98	(353)	(315)	(3,825)	(402)
Net Cash Provided by Operating Activities	198,725	248,738	442,271	264,382	191,966

Cash Flows from Investing Activities:
Capital Expenditures	(195,985)	(170,028)	(173,217)	(133,553)	(136,668)
Proceeds from Asset Sales	132,293	10,517	6,889	4,041	7,107
Net Cash Used in Investing Activities	(63,692)	(159,511)	(166,328)	(129,512)	(129,561)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	—	—	(358,750)	(26,969)
Proceeds from CNXM Revolving Credit Facility Borrowings	60,550	72,750	109,700	56,800	66,200
Repayments of CNXM Revolving Credit Facility Borrowings	(97,050)	(90,450)	(104,150)	(96,950)	(88,100)
Proceeds from CNX Revolving Credit Facility Borrowings	446,900	460,400	631,900	1,208,250	918,075
Repayments of CNX Revolving Credit Facility Borrowings	(460,700)	(446,600)	(676,550)	(1,297,250)	(880,425)
Proceeds from Issuance of CNX Senior Notes	—	—	—	493,750	—
Payments on Other Debt	(362)	(348)	(191)	(163)	(157)
Proceeds from Issuance of Common Stock	129	610	78	135	376
Shares Withheld for Taxes	(40)	(9,344)	(180)	(7)	(83)
Purchases of Common Stock	(64,146)	(94,759)	(215,106)	(138,052)	(59,494)
Debt Issuance and Financing Fees	(348)	(8)	(1,717)	(1,277)	(160)
Net Cash Used in Financing Activities	(115,067)	(107,749)	(256,216)	(133,514)	(70,737)
Net Increase (Decrease) in Cash and Cash Equivalents	19,966	(18,522)	19,727	1,356	(8,332)
Cash and Cash Equivalents at Beginning of Period	2,799	21,321	1,594	238	8,570
Cash and Cash Equivalents at End of Period	$22,765	$2,799	$21,321	$1,594	$238

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2023E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	6%	($0.68)
ETNG Mainline	5%	$0.89
TCO Pool	27%	($0.83)
TETCO ELA & WLA	5%	($0.35)
TETCO M3	3%	$0.10
TETCO M2	34%	($1.05)
Michcon	11%	($0.45)
Physical basis sales	9%	($0.11)
Weighted Average Basis	100%	($0.66)

NYMEX		$2.81
Weighted Average Basis (Not considering hedging)		($0.66)
Realized Price (per MMBtu)		$2.15
Conversion Factor (MMBtu/Mcf)		1.083
Realized Price Before Financial Hedging (per Mcf)		$2.33

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for six months ended June 30; July - December forward market basis prices as of 7/6/2023.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Average Sales Price - Natural Gas	$1.80	$3.22	$5.54	$7.82	$7.02
Average Gain (Loss) on Commodity Derivative Instruments - Cash Settlement- Gas	$0.64	($0.49)	($2.78)	($4.79)	($3.98)
Average Sales Price - Oil and Condensate*	$10.57	$11.22	$12.34	$14.74	$16.04
Average Sales Price - NGLs*	$3.18	$4.58	$4.92	$6.05	$7.21

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.51	$2.90	$2.96	$3.25	$3.32

Lease Operating Expense (LOE)	$0.10	$0.12	$0.13	$0.13	$0.10
Production, Ad Valorem, and Other Fees	$0.04	$0.07	$0.08	$0.09	$0.07
Transportation, Gathering and Compression	$0.65	$0.72	$0.69	$0.66	$0.62
Depreciation, Depletion and Amortization (DD&A)	$0.75	$0.75	$0.77	$0.76	$0.79
Total Natural Gas, NGL and Oil Production Costs	$1.54	$1.66	$1.67	$1.64	$1.58

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.79	$0.91	$0.90	$0.88	$0.79
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.72	$1.99	$2.06	$2.37	$2.53

Fully Burdened Cash Costs, before DD&A(1)	$1.15	$1.28	$1.29	$1.29	$1.22
Fully Burdened Cash Margin, before DD&A	$1.36	$1.62	$1.67	$1.96	$2.10

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q2 2023, Q1 2023, Q4 2022, Q3 2022 and Q2 2022 total fully burdened cash costs exclude a loss/(gain) on asset sales of $0.79 per Mcfe, ($0.07) per Mcfe, ($0.01) per Mcfe, $0.08 per Mcfe and ($0.04) per Mcfe, respectively. Q2 2023, Q1 2023, Q4 2022, Q3 2022 and Q2 2022 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.02 per Mcfe, $0.01 per Mcfe, $0.00 per Mcfe and $0.00 per Mcfe, respectively. Q2, 2023, Q1, 2023, Q4 2022, Q3 2022 and Q2 2022 exclude loss on debt extinguishment of $0.00 per Mcfe, $0.00 per Mcfe,$0.00 per Mcfe $0.07 per Mcfe and $0.09 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
NYMEX Natural Gas ($/MMBtu)	$2.10	$3.42	$6.26	$8.20	$7.17
Average Differential	(0.44)	(0.44)	(1.17)	(1.01)	(0.73)
BTU Conversion (MMBtu/Mcf)*	0.14	0.24	0.45	0.63	0.58
Gain (Loss) on Commodity Derivative Instruments-Cash Settlement	0.64	(0.49)	(2.78)	(4.79)	(3.98)
Realized Gas Price per Mcf	$2.44	$2.73	$2.76	$3.03	$3.04
*Conversion factor	1.09	1.08	1.09	1.09	1.09

GUIDANCE
	Previous			Updated
($ in millions)	2023E			2023E
	Low		High	Low		High
Production Volumes (Bcfe)	555	-	575	545	-	555
% Liquids	~7%	‘-	~8%	~7%	‘-	~8%
% of Natural Gas Hedged	83%			85%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$2.76			$2.81
Natural Gas Differential ($/MMBtu)	($0.43)			($0.66)
NGL Realized Price ($/Bbl)	~$21.00			~$20.00

($ in millions)
Adjusted EBITDAX(2)	$950	-	$1,050	$900	-	$1,000

Capital Expenditures
Drilling & Completions (D&C)	$430	-	$475	$455	-	$475
Non-D&C	$120	-	$160	$145	-	$160
Discretionary Capital	$25	-	$40	$25	-	$40
Total Capital Expenditures	$575	-	$675	$625	-	$675

($ in millions)
Free Cash Flow (FCF)(2)	~$250			~$325
FCF Per Share(2)(3)	~$1.51			~$2.01

(1) Forward market prices for updated 2023 guidance as of 7/6/2023.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for the updated guidance includes approximately $165 million in expected asset sales in 2023.
(3) Previous guidance for 2023 FCF per share based on shares outstanding of 165,575,514, as of 4/13/2023. Updated guidance for 2023 FCF per share based on shares outstanding of 161,464,938, as of 7/14/2023.

2023E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	23	14,500
	Utica	4	11,300

SWPA Greater	Marcellus	4	10,800
	Utica	-	-

CPA	Marcellus	3	8,000
	Utica	-	-

Total		34

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2022 Annual Report on Form 10-K as filed with the SEC on February 9, 2023). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Total Revenue and Other Operating Income	$840	$1,276	$1,637	$117	$420
Add (Deduct):
Purchased Gas Revenue	(9)	(37)	(62)	(32)	(46)
Unrealized (Gain) Loss on Commodity Derivative Instruments	(463)	(823)	(1,138)	411	122
Other Revenue and Operating Income	(31)	(21)	(21)	(20)	(23)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$337	$395	$416	$476	$473

Total Operating Expense	$272	$320	$343	$326	$330
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(3)	(4)	(3)	(2)
Exploration and Production Related Other Costs	(2)	(5)	(1)	(1)	(5)
Purchased Gas Costs	(9)	(34)	(62)	(32)	(46)
Selling, General and Administrative Costs	(30)	(37)	(33)	(28)	(30)
Other Operating Expense	(21)	(15)	(8)	(22)	(21)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$207	$226	$235	$240	$226
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Net Income (Loss)	$475	$710	$1,175	($427)	$33
Interest Expense	35	36	35	35	31
Income Tax Expense	161	218	82	160	14
Earnings (Loss) Before Interest & Taxes (EBIT)	671	964	1,292	(232)	78
Depreciation, Depletion & Amortization	104	105	112	114	116
Exploration Expense	2	5	1	1	5
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$777	$1,074	$1,405	($117)	$199
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(463)	(823)	(1,138)	411	122
Gain on Non-Operated Asset Sale	(103)	—	—	—	—
Stock-Based Compensation	4	9	1	4	4
Loss on Debt Extinguishment	—	—	—	10	13
Loss on Abandonment	—	—	4	16	—
Virginia Flood Expense	1	—	1	2	—
Severance	1	1	1	—	—
Total Pre-tax Adjustments	(560)	(813)	(1,131)	443	139
Adjusted EBITDAX	$217	$261	$274	$326	$338

Adjusted Net Income (Loss) is defined as net income (loss) after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Net Income (Loss) from EBITDAX Reconciliation	$475	$710	$1,175	($427)	$33
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(560)	(813)	(1,131)	443	139
Tax Effect of Adjustments	142	212	295	(116)	(36)
Adjusted Net Income (Loss)	$57	$109	$339	($100)	$136

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Total Revenue and Other Operating Income	$840	$1,276	$1,637	$117	$420

Net Income (Loss)	$475	$710	$1,175	($427)	$33
Interest Expense	35	36	35	35	31
Income Tax Expense	161	218	82	160	14
Earnings (Loss) Before Interest & Taxes (EBIT)	671	964	1,292	(232)	78
Depreciation, Depletion & Amortization	104	105	112	114	116
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$775	$1,069	$1,404	($118)	$194
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($463)	($823)	($1,138)	$411	$122
Total Adjustments	($463)	($823)	($1,138)	$411	$122

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$377	$453	$499	$528	$542
Adjusted EBIT	$208	$141	$154	$179	$200
Operating Margin	55%	31%	31%	34%	37%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q2-2023	Q1-2023	Q4-2022	Q3-2022	Q2-2022
Total Revenue and Other Operating Income	$840	$1,276	$1,637	$117	$420

Net Income (Loss)	$475	$710	$1,175	($427)	$33
Interest Expense	35	36	35	35	31
Income Tax Expense	161	218	82	160	14
Earnings (Loss) Before Interest & Taxes (EBIT)	671	964	1,292	(232)	78
Depreciation, Depletion & Amortization	104	105	112	114	116
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$775	$1,069	$1,404	($118)	$194
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	$(463)	($823)	($1,138)	$411	$122
Gain on Non-Operated Asset Sale	(103)	—	—	—	—
Stock-Based Compensation	4	9	1	4	4
Loss on Abandonment	—	—	4	16	—
Virginia Flood Expense	1	—	1	2	—
Loss on Debt Extinguishment	—	—	—	10	13
Severance	1	1	1	—	—
Total Adjustments	($560)	($813)	($1,131)	$443	$139

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$377	$453	$499	$528	$542
Adjusted EBITDA	$215	$256	$273	$325	$333
Cash Operating Margin	57%	57%	55%	62%	61%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Adjusted Net Debt: Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	30-Jun-23	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,154	$2,203	$2,206	$2,214	$2,424	$2,600
Less: Cash and Cash Equivalents	23	3	21	4	22	156
Net Debt	$2,131	$2,200	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	30-Jun-23	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,154	$2,203	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	82	98	101
Less: Cash and Cash Equivalents	23	3	21	4	22	156
Adjusted Net Debt	$2,131	$2,200	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 9 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s June 30, 2023 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Sep-22	31-Dec-22	31-Mar-23	30-Jun-23	30-Jun-23
Net (Loss) Income	($427)	$1,175	$710	$475	$1,933
Interest Expense	35	35	36	35	141
Income Tax Expense	160	82	218	161	621
(Loss) Earnings Before Interest & Taxes (EBIT)	(232)	1,292	964	671	2,695
Depreciation, Depletion & Amortization	114	112	105	104	435
Exploration Expense	1	1	5	2	9
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(117)	1,405	1,074	777	3,139
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	411	(1,138)	(823)	(463)	(2,013)
Gain on Non-Operated Asset Sale	—	—	—	(103)	(103)
Stock Based Compensation	4	1	9	4	18
Loss on Debt Extinguishment	10	—	—	—	10
Severance	—	1	1	1	3
Loss on Abandonment	16	4	—	—	20
Virginia Flood Expense	2	1	—	1	4
Total Pre-tax Adjustments	443	(1,131)	(813)	(560)	(2,061)
Adjusted EBITDAX TTM	$326	$274	$261	$217	$1,078

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

2023 Free Cash Flow
(Dollars in millions)	Q2-2023	Q1-2023
Net Cash Provided by Operating Activities	$199	$249
Capital Expenditures	(196)	(170)
Proceeds from Asset Sales	132	10
Free Cash Flow	$135	$89

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2022 Organic Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Organic Free Cash Flow	$269	$131	$55	$214	$669

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2021 Organic Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Organic Free Cash Flow	$137	$118	$110	$96	$461

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward-Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (SEC) as supplemented by our quarterly reports on Form 10-Q and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.